                                                                    EXHIBIT 23

                       Consent of Independent Accountants
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-51445) of our report dated June 24, 1996, included in the Annual Report of the Westinghouse Savings Program on Form 11-K for the year ended December 31, 1995.


/s/ PRICE WATERHOUSE LLP
600 Grant Street
Pittsburgh, Pennsylvania

June 28, 1996